SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 23, 2002



                             UCAR INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      1-13888                06-1385548
        (State or Other         (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



    1521 CONCORD PIKE, BRANDYWINE WEST, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, Including Zip Code)



        Registrant's telephone number, including area code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.    OTHER EVENTS.

         UCAR International Inc. (the "Registrant") hereby incorporates by reference the contents of the press release of the Registrant dated April 23, 2002, filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits.

           99.1  Press Release of UCAR International Inc. dated April 23, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               UCAR INTERNATIONAL INC.



Date: April 23, 2002           By:  /S/ KAREN G. NARWOLD
                                  ----------------------------------------------
                                  Karen G. Narwold
                                  Vice President, Secretary and General Counsel




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                                  EXHIBIT INDEX

           99.1   Press Release of UCAR International Inc. dated April 23, 2002.